Note 6 - Income Tax Provision	9 Months Ended
Sep. 30, 2013
Notes
Note 6 - Income Tax Provision

Note 6 – Income Tax Provision

The Company elected under Section 1362 of the Internal Revenue Code which has been accepted to be taxed as a Subchapter S Corporation effective as of the date of its formation. Under the provisions of Subchapter S Corporation of the Internal Revenue Code, the Company was treated as a pass through entity for federal income tax purposes and the taxable income or loss is reported by the shareholders of the Company on their individual income tax returns and taxed separately on their distributive share of the S corporation’s income whether or not that income is actually distribute.

Pro Forma Income Tax Information (Unaudited)

The pro forma income tax information, including income tax rate, income tax provision (benefits), if any, deferred tax assets and valuation allowance on deferred tax assets, presented below reflect the provision for income tax, based on the results of operations of the Company for the periods presented, which would have been recorded as if the Company has always been a “C” corporation for income tax purpose as of the first date of the first period presented.

I.         Deferred Tax Assets

Should the Company have always been a “C” corporation for income tax purpose as of the first date of the first period presented, at December 31, 2012, the Company would have had net operating loss (“NOL”) carry–forwards for Federal income tax purposes of $1,113,114 that may be offset against future taxable income through 2032.  No tax benefit would have been reported with respect to these net operating loss carry-forwards because the Company believes that the realization of the Company’s net deferred tax assets of approximately $378,459 was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are offset by a full valuation allowance.

Deferred tax assets would consist primarily of the tax effect of NOL carry-forwards.  The Company would have provided a full valuation allowance on the deferred tax assets because of the uncertainty regarding its realization.  The valuation allowance would have (decreased) and increased approximately $(2,695) and $13,396 for the year ended December 31, 2012 and 2011, respectively.

Components of deferred tax assets in the balance sheets would have been as follows:

	December 31, 2012	December 31, 2011
Net deferred tax assets – Non-current:

Expected income tax benefit from NOL carry-forwards	378,459	381,153

Less valuation allowance	(378,459)	(381,153)

Deferred tax assets, net of valuation allowance	$0	$0

Income Tax Provision in the Statements of Operations

A reconciliation of the federal statutory income tax rate and the effective income tax rate as a percentage of income before income taxes is as follows:

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

Federal statutory income tax rate	34.0%	34.0%

Change in valuation allowance on net operating loss carry-forwards	(34.0)%	(34.0)%

Effective income tax rate	0.0%	0.0%